UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2011

Asia Carbon Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-167090	26-2895795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Wall Street
11th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 623-6999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 22, 2011, the Company made a presentation to investors in Shanghai, China. A copy of the presentation used is attached hereto as Exhibit 99.1.

On May 25, 2011, the Company made a presentation to investors in San Francisco, California. A copy of the presentation used is attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Asia Carbon Industries, Inc. Power Point Presentation, dated May 2011
99.2	Asia Carbon Industries, Inc. Securities Research Associates Presentation dated May 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASIA CARBON INDUSTRIES, INC.

Date: May 26, 2011	By:	/s/ Xiaolong Zhou
Xiaolong Zhou
Chief Financial Officer